UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, Oklahoma 73114
(Address of principal executive offices and zip code)

(405) 600-0711
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition.
On November 7, 2012, GMX Resources Inc. (the “Company”) issued a press release announcing its earnings and results for the three and nine months ended September 30, 2012, and that it will hold a conference call discussing those results. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report, which is hereby incorporated by reference into this Item 2.02.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company's under the Securities Act, except as otherwise expressly stated in such filing.
ITEM 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated November 7, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: November 8, 2012	By: Name: Title:	/s/ James A. Merrill James A. Merrill Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated November 7, 2012.